Harnessing the Genomic Revolution & Machine Learning to Pioneer Microbiome Therapeutics CORPORATE UPDATE | MAY 2022 Exhibit 99.2

Forward-Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: Finch's ability to execute upon its mission and strategic priorities; Finch's ability to complete additional activities that it believes will enable it to proceed with enrollment in PRISM4 and the anticipated timeline for results from the trial; the design of Finch's AUSPIRE trial, Finch's plans to advance FIN-211 into the clinic and the anticipated timeline for submitting an IND for FIN-211; the potential for the modifications to the AUSPIRE trial design to enable the company to draw more meaningful insights into the potential impact of FIN-211 on behavioral and GI symptoms; the workforce reduction and Finch's ability to focus its financial resources on its existing development programs; Finch's ability to build its platform and plan for its future development of commercial supply needs; and Finch's anticipated runway. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: the risk that correspondence from the FDA may require Finch to collect additional data or information beyond what it currently expects, as well as unexpected regulatory actions or delays, including requests for additional safety and/or efficacy data or analysis of data, and including with respect to the FDA’s planned review of the validation package for one of Finch’s release tests, which is utilized for both CP101 and FIN-211, or government regulation generally; uncertainties relating to regulatory applications and related filing and approval timelines; Finch's limited operating history and historical losses; Finch's ability to raise additional funding to complete the development and any commercialization of its product candidates; Finch's dependence on the success of its lead product candidate, CP101; the possibility that Finch may be delayed in initiating, enrolling or completing any clinical trials; results of clinical trials may not be indicative of final or future results from later stage or larger clinical trials (or in broader patient populations once the product is approved for use by regulatory agencies) or may not be favorable or may not support further development; Finch's product candidates, including CP101 and FIN-211 may not generate the benefits to patients that are anticipated; results of clinical trials may not be sufficient to satisfy regulatory authorities to approve Finch's product candidates in their targeted or other indications (or such authorities may request additional trials or additional information); Finch's ability to comply with regulatory requirements; ongoing regulatory obligations and continued regulatory review may result in significant additional expense to Finch and Finch may be subject to penalties for failure to comply; competition from third parties that are developing products for similar uses; Finch's ability to maintain patent and other intellectual property protection and the possibility that Finch's intellectual property rights may be infringed, invalid or unenforceable or will be threatened by third parties; Finch's ability to qualify and scale its manufacturing capabilities in anticipation of commencement of multiple global clinical trials; Finch's lack of experience in selling, marketing and distributing its product candidates; Finch's dependence on third parties in connection with manufacturing, clinical trials and preclinical studies; and risks relating to the impact and duration of the COVID-19 pandemic on Finch's business. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.   Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. Human-First Discovery® is a registered trademark of the Company.

Agenda Mark Smith, PhD Chief Executive Officer Joe Vittiglio, JD Chief Business & Legal Officer Howard Franklin, MD Interim Chief Medical Officer Marc Blaustein Chief Operating Officer & Principal Financial Officer Opening Remarks Overview of Our Strategy Recurrent C. difficile Infection Program Update Autism Spectrum Disorder Program Update Closing Remarks Q&A

The microbiome is an attractive target for therapeutic intervention

Humans carry 1000-fold more microbial genes than host genes

>20M
microbial genes

~20K human genes

The microbiome is an organ system fundamental to human health

- **Immune modulation**
- **Metabolic function**
- **Neurologic regulation**

Enabled by genomics and data science, Finch is pioneering microbiome therapeutics

FINCH

Sources: Tierney Cell Host Microbe 2019

4

Our Human-First Discovery platform is designed to enable capital efficient data generation to support our development programs Enabled by: Machine learning engine Enabled by: Proprietary access to data 2. Data-Mining for Mechanistic Insights 1. Clinical Proof-of-Concept (3rd party data) 3. Product Development Enabled by: Platform to target full microbiome Program launch & capital commitment Complete Consortia Enriched Consortia Targeted Consortia

Finch is the only company with both complete and targeted approaches for developing microbiome therapeutics DONOR-INDEPENDENT DONOR-DERIVED Complete Consortia Enriched Consortia Targeted Consortia Delivers complete microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways

Finch is advancing a portfolio of product candidates to address significant unmet needs Candidate Indication Consortia Type Program Rights GI/Immuno CP101 Recurrent C. difficile Complete TAK-524 (formerly FIN-524) Ulcerative Colitis Targeted FIN-525 Crohn’s Disease Targeted Neuro FIN-211 Autism Spectrum Disorder Enriched Phase 1 Phase 3 Phase 2 Preclinical

CP101 for Recurrent C. difficile Infection (CDI)

Sources: Desai BMC Infect Dis 2016; Zhang BMC Infect Dis 2016; Dehlholm-Lambertsen Ther Adv Gastroenter 2019 (1 EUR = 1.1482 USD); CDC Antibiotic Resistance Threat Report 2019 CDC has declared C. difficile a top antibiotic resistance threat ASD Recurrent CDI is an enormous human and economic burden 199K Recurrent CDI cases per year in the U.S. 44K Annual deaths attributable to CDI in the U.S. $5B Annual direct costs of CDI in the U.S. $27K Estimated savings per patient with microbiota transplantation

CDI

PRISM3, a Phase 2, randomized, placebo-controlled trial of CP101 for the prevention of recurrent *C. difficile* infection


Recurrent CDI patients (n=198)
Standard-of-care antibiotics
Antibiotic washout
Randomization
CP101
Week 0
Week 8
Week 24
Primary endpoint
Proportion without CDI recurrence
Long term safety & efficacy
Placebo

PRISM3 enrolled a broad population including:

Participants experiencing one or more CDI recurrences*
Relevance: 58% of all recurrent CDI cases are 1st recurrence

Participants diagnosed with CDI via PCR or toxin-based testing
Relevance: >80% of all CDI cases are diagnosed via PCR

PRISM3 included all stages of recurrence and any guideline recommended CDI diagnostic method to support labeling and market access

FINCH

*Participants entering study on 1st recurrence were required to be ≥65 years of age; Sources: Desai BMC Infect Dis 2016; Guh N Engl J Med 2020

10

CP101 achieved its primary efficacy endpoint and had a safety profile similar to placebo in PRISM3 Primary efficacy endpoint: Proportion without CDI recurrence through Week 8 CP101 achieved 33.8% relative risk reduction for CDI recurrence through Week 8 Standard-of-care antibiotics then CP101 Standard-of-care antibiotics then Placebo n=102 n=96 p=0.0488 CDI SAEs: Serious adverse events CP101 met its primary efficacy endpoint, with no treatment-related SAEs in the CP101 arm Recurrence-free (%) through Week 24 Log-rank test p=0.0180 CP101 Time (Weeks) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 100 90 80 70 60 50 40 30 20 10 0 Placebo Participants treated with CP101 had a lower risk of CDI recurrence through Week 24

CDI

Positive topline results from PRISM-EXT Phase 2 open-label trial of CP101 in recurrent CDI


Participants with one or more CDI recurrences (n = 132)
Direct entry
(n=82)
PRISM3 roll overs
(n=50)
SOC
antibiotics
Week 0
CP101
administration
Week 8
Primary safety
& efficacy endpoints
Week 24
Long-term
safety & efficacy

PRISM-EXT efficacy through Week 8 and Week 24


Proportion without CDI recurrence
100%
80%
60%
40%
20%
0%
80.3%
78.8%
8 weeks post CP101
+ SOC antibiotics
n=132
24 weeks post CP101
+ SOC antibiotics
n=132

Aggregated 88.2% of participants without CDI recurrence through 8 weeks following last dose in a post-hoc analysis of participants that received up to two doses of CP101 in PRISM3 and PRISM-EXT*

FINCH

SOC: Standard of care; SAEs: Serious adverse events; *Post-hoc analysis of 102 participants who received either a single dose of CP101 in PRISM3 (n=82) or two doses of CP101 by enrolling in PRISM-EXT (n=20)

12

CDI

PRISM4 Phase 3 trial of CP101 in recurrent CDI is designed to serve as a second pivotal trial to support a potential BLA for CP101



Recurrent CDI patients (n~300)
Standard-of-care antibiotics
Antibiotic washout
Randomization
CP101
Week 0
Week 8
Week 24
Primary endpoint
Proportion with CDI recurrence
Long term safety & efficacy
Placebo

Key Features

1. Extension of antibiotic washout period to enhance engraftment
2. Sample size increased to enhance power
3. 2:1 randomization to CP101 or placebo
4. Global study to support marketing authorizations outside the US

Enrollment expected to proceed in H2 2022*

*Finch expects to proceed with enrollment in PRISM4 after it completes certain manufacturing activities and quality system updates related to the recently resolved clinical hold regarding Finch's SARS-CoV-2 screening procedures, and submits for the FDA's review and agreement the validation package for one of its release tests and a PRISM4 protocol amendment. The PRISM4 protocol amendment will implement changes to the algorithm used to diagnose suspected CDI recurrences and revisions to the planned statistical analysis.

FINCH

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FIN-211 for Autism Spectrum Disorder (ASD)

Sources: Chaidez J Autism Dev Disord 2014; Cao Shanghai Arch Psychiatry 2013; CDC Data and Statistics on ASD 2019; Leigh J Autism Dev Disord 2015 Finch plans to initially focus on the subset of the ASD population suffering from significant GI symptoms ASD ASD is a significant unmet need linked to the gut-brain axis 4.6M Children and adults in the U.S. with ASD >30% Report significant GI symptoms (diarrhea/constipation) 0 FDA-approved therapeutics for core symptoms of ASD $100B Annual cost to care for individuals with ASD in the U.S.

FIN-211 is designed to address both behavioral and gastrointestinal (GI) symptoms of ASD ASD Complete Consortia Enriched Consortia Targeted Consortia Delivers complete microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways FIN-211 is an orally-administered Enriched Consortia product candidate FIN-211 is designed to deliver a diverse microbial community that is enriched with select bacteria grown in pure culture to ensure key mechanisms are consistently engaged FIN-211 is designed to target: Reduced neuroinflammation Enhanced gut barrier function Oxytocin production

1. Evaluate safety and tolerability 2. Identify the optimal treatment regimen, including dosing and pre-treatment regimen 3. Generate early proof-of-concept data to support the design and power calculations for later stages of development Enhanced design of the Phase 1b trial of FIN-211 reflects insights from recent third-party clinical data Finch’s platform provides the opportunity to leverage third-party clinical data to inform the FIN-211 clinical development plan ASD Early FIN-211 clinical development objectives:

Open label data shows improvements in both GI and behavioral symptoms following microbiota transplantation (n=18) Sources: Kang Microbiome 2017; Kang Sci Rep 2019 Children with ASD (n=18) Week 0 Week 8 Daily maintenance microbiota transplantation 8 weeks post treatment Gastrointestinal Symptom Rating Scale (GSRS) and Childhood Autism Rating Scale (CARS) assessed at 8-weeks and 2 years post treatment 2 years post treatment High dose microbiota transplantation Moderate ASD Cutoff Severe Mild Baseline 8 weeks post treatment 2 years post treatment Each dot represents an individual child 58% reduction in GI symptoms at 2 years post treatment compared to baseline 33% of children below the cutoff for ASD diagnosis at 2 years post treatment 45 40 35 30 25 20 15 ASD Study 1 Vancomycin + bowel prep CARS

ASD

Randomized clinical study showed improvement in both GI and behavioral symptoms following microbiota transplantation (n=45)

Study 2


Individuals with ASD (n=45)
Without vanco or bowel prep
Randomization
Microbiota transplantation and behavioral therapy (n=24)
Week 0
Month 2
Month 4
Behavioral (CARS) and GI symptoms (GSI) assessed at Week 0, Month 2, and Month 4
Control (behavioral therapy alone) (n=21)

Results at 2 months post microbiota transplantation

- GI severity index (GSI) significantly improved
- Behavioral (CARS) scores significantly improved
- Microbiome shifted towards a healthy composition

Behavioral scores significantly improved at 2 months post microbiota transplantation

CARS score improvements at Month 2 (%)


10.8%
p<0.001
0.8%
12
10
8
6
4
2
0
Microbiota transplantation
n = 24
Control
n = 21

FINCH

Source: Zhao Gastrointest Endosc 2019 (DDW Abstract)

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ASD

New open-label clinical data continue to emerge showing GI and behavioral improvements following microbiota transplantation (n=40)

Study 3


Children with ASD (n=40)
4-week microbiota transplantation treatment
(one dose per week)
Baseline assessment &
bowel prep (without vanco)
8 weeks post treatment
assessment

Gastrointestinal symptoms improved following microbiota transplantation

Percentage of abnormal stool based on Bristol Stool scale


80%
60%
40%
20%
0%
p<0.001
Baseline
8 weeks post treatment

Behavioral scores improved following microbiota transplantation

Average childhood autism rating scale (CARS) scores


40
35
30
25
20
15
10
5
0
p<0.0001
Baseline
8 weeks post treatment

FINCH

Sources: Li Front Cell Infect Microbiol 2021

20

Study Number of participants Vanco pre-treatment Bowel prep GI improvement Behavioral improvement Ward (2016) 9 Y N N/A  Kang (2017/2019) 18 Y Y   Zhao (2019) 24 N N   Li (2019) 85 N N   Huanlong (unpublished) 31 N -   Li (2021) 40 N Y   Total 207 Third-party microbiota transplantation studies provide insight into optimal treatment regimen in children with ASD and GI symptoms ASD Enhancements to AUSPIRE Phase 1b trial design leverage insights from latest third-party clinical data Sources: Kang Microbiome 2017; Kang Sci Rep 2019; Zhao Gastrointest Endosc 2019 (DDW Abstract); Ward Open Forum Infect Dis 2016 (ID Week Abstract); Li Zhonghua Wei Chang Wai Ke Za Zhi 2019; Li Front Cell Infect Microbiol 2021

Enhanced AUSPIRE Phase 1b trial is designed to provide early proof of concept and inform later stage development

Anticipated changes to the AUSPIRE trial design are expected to provide insights into the potential impact of FIN-211 on behavioral and GI symptoms, in addition to establishing safety and tolerability



Children with ASD-GI (n~36)
Bowel prep
Randomization
FIN-211
Week 8
Week 32
Daily dosing
Final assessment
Placebo

Ph1b Endpoints	
Primary endpoint	Safety and tolerability
Secondary endpoints	Childhood Autism Rating Scale (CARS) and consistency of bowel movements using the Bristol Stool Scale
Exploratory endpoints	Additional behavioral endpoints and GI endpoints, as well as PK/PD

IND filing expected in Q4 2022

FINCH

22

Finch is advancing a portfolio of product candidates to address significant unmet needs Candidate Indication Consortia Type Program Rights GI/Immuno CP101 Recurrent C. difficile Complete TAK-524 (formerly FIN-524) Ulcerative Colitis Targeted FIN-525 Crohn’s Disease Targeted Neuro FIN-211 Autism Spectrum Disorder Enriched Phase 1 Phase 3 Phase 2 Preclinical *Expected runway includes cash and cash equivalents on hand as of March 31, 2022, together with recent debt facility, expected near term milestones from the Takeda partnership, and the expected subletting of one of Finch’s office and lab facilities. Expected runway into Q2 2024*, through key clinical milestones, including topline data from PRISM4 and initial safety data from AUSPIRE

Harnessing the microbiome to transform patients’ lives